UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K/A
(AMENDMENT NO.1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 12, 2011 (July 29, 2011)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Disposition of Assets

Effective July 29, 2011, Signature Group Holdings, Inc., a Nevada corporation  (the “Company”) completed the acquisition (the “Acquisition”) of North American Breaker Co., Inc., a California corporation (“NABCO”). The Acquisition was completed pursuant to the terms of a Stock Purchase Agreement, dated as of July 29, 2011 (the “Purchase Agreement”), by and among the Company, NABCO and the two shareholders of NABCO (the “Selling Shareholders”). On August 1, 2011, the Company filed a current report on Form 8-K (the “Original Report”) to report the completion of the Acquisition.  This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and supplements the disclosure to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).  No other amendments to the Original Report are being made by this Amendment No.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
The financial report of NABCO for the six months ended June 30, 2011 and 2010 (unaudited) and the years ended December 31, 2010 and 2009 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheets of the Company as of June 30, 2011 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011, which give effect to the Acquisition are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Title

99.1	Financial report of North American Breaker Co., Inc. for the six months ended June 30, 2011 and 2010 (unaudited) and the years ended December 31, 2010 and 2009
99.2
Unaudited pro forma consolidated balance sheets of Signature Group Holdings, Inc. as of June 30, 2011 and the unaudited pro forma consolidated statements of operations of Signature Group Holdings, Inc. for the year ended December 31, 2010 and the six months ended June 30, 2011, which give effect to the North American Breaker Co., Inc. acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Dated: October 12, 2011
By: /s/ David N. Brody
Name: David N. Brody
Title: Senior Vice President, Counsel & Secretary

INDEX TO EXHIBITS

EXHIBIT No.	DESCRIPTION

*99.1	Financial report of North American Breaker Co., Inc. for the six months ended June 30, 2011 and 2010 (unaudited) and the years ended December 31, 2010 and 2009
*99.2
Unaudited pro forma consolidated balance sheets of Signature Group Holdings, Inc. as of June 30, 2011 and the unaudited pro forma consolidated statements of operations of Signature Group Holdings, Inc. for the year ended December 31, 2010 and the six months ended June 30, 2011, which give effect to the North American Breaker Co., Inc. acquisition

*Filed herewith.